SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 16, 2003

TRANSCEND SERVICES, INC.

(Exact name of registrant

as specified in its charter)

Delaware	0-18217	33-0378756
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

945 East Paces Ferry Road, Suite 1475, Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 364-8000

(Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements: None
(b)	Pro Forma Financial Statements: None
(c)	Exhibits. The following exhibits are filed with this Report:

99.1—Press Release of the Registrant (July 16, 2003)

Item 9. Regulation FD Disclosure

The information included in this section is being forwarded pursuant to Item 12. “Results of Operations and Financial Condition” and is included under this Item 9 in accordance with SEC Release No. 33-8216.

Transcend Services, Inc. (the “Company”) reported its unaudited results of operations for the three and six months ended June 30, 2003 in a press release dated July 16, 2003, which press release is attached hereto as Exhibit 99.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSCEND SERVICES, INC.

	By:	/s/ Larry G. Gerdes
Dated: July 17, 2003		Larry G. Gerdes President, Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Name
99.1	Press Release dated July 16, 2003